Exhibit 10.1

ELEVENTH AMENDMENT TO CREDIT AGREEMENT

THE STEAK N SHAKE COMPANY, an Indiana corporation (the “Company”) and FIFTH THIRD BANK, a Michigan banking corporation, formerly known as Fifth Third Bank (Central Indiana) and as Fifth Third Bank, Indiana (Central) (the “Bank”), being parties to that certain Credit Agreement dated as of November 16, 2001, as previously amended (collectively, the “Agreement”), agree to further amend the Agreement by this Eleventh Amendment to Credit Agreement (this “Amendment”) as follows.

1.           DEFINITIONS.  All defined terms used herein not otherwise defined in this Amendment shall have their respective meanings set forth in the Agreement.  In addition, the following new definition is hereby added to Section 1 of the Agreement as follows:

jjj.
“Eleventh Amendment” means that certain agreement entitled “Eleventh Amendment to Credit Agreement” entered into by and between the Company and the Bank dated as of July 8, 2009, for the purpose of amending this Agreement.

2.           PERMITTED INVESTMENTS.  Section 6(e) of the Agreement is hereby amended and restated in its entirety as follows:

e.
Mergers, Consolidations, Sales, Acquisition or Formation of Subsidiaries.  Except as hereinafter provided, the Company shall not be a party to any consolidation or merger and shall not purchase the capital stock of or otherwise acquire any equity interest in any other business entity.  The Company shall not acquire any material part of the assets of any other business entity, except in the ordinary course of business.  The Company shall not sell, transfer, convey or lease all or any material part of its assets, except in the ordinary course of business, or sell or assign with or without recourse any receivables.  The Company shall not cause to be created or otherwise acquire any Subsidiaries other than those Subsidiaries in existence as of the date hereof.  Notwithstanding anything to the contrary stated herein, the Company may use up to Ten Million Dollars ($10,000,000.00) of surplus cash, determined in the aggregate, and only surplus cash and not the proceeds of the Loan, to make investments of any lawful nature, including but not limited to investments of marketable securities, investments in bonds or stocks of unlisted companies, share repurchases of the Company’s stock, investments in real estate, the repurchase of any or all of the Company’s stores formerly sold through sale/leaseback transactions, and for any other investment as the Board of Directors of the Company may approve, provided no Event of Default or Unmatured Event of Default exists at the time of the making of such investment or would result therefrom.

  3.           REPRESENTATIONS AND WARRANTIES.  In order to induce the Bank to enter into this Amendment, the Company affirms that the representations and warranties contained in the Agreement are correct as of the date of this Amendment, except that (i) they shall be deemed to also refer to this Amendment as well as all documents named herein and, (ii)  Section 3(d)  of  the Agreement  shall be deemed also to refer to the most recent audited and unaudited financial statements of the Company delivered to the Bank.  The Company further represents and warrants that there are presently no liens on any assets of the Company, whether real or personal, other than the liens on the personal property assets of the Company granted to the Bank.

4.           EVENTS OF DEFAULT.  The Company certifies to the Bank that no Event of Default or Unmatured Event of Default under the Agreement, as amended by this Amendment, has occurred and is continuing as of the date of this Amendment, except as are waived herein.

5.           CONDITIONS PRECEDENT.  As conditions precedent to the effectiveness of this Amendment, the Bank shall have received the following contemporaneously with execution and delivery of this Amendment, each duly executed, dated and in form and substance satisfactory to the Bank:

(i)	This Amendment duly executed by the Company.

(ii)	The Reaffirmation of Guaranty Agreement in the form attached hereto as Exhibit "A" duly executed by Steak n Shake Operations, Inc.

(iii)	The Reaffirmation of Guaranty Agreement in the form attached hereto as Exhibit "B" duly executed by Steak n Shake Enterprises, Inc.

(iv)	The Reaffirmation of Guaranty Agreement in the form attached hereto as Exhibit "C" duly executed by SnS Investment Company.

(v)
Resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance, respectively, of this Amendment and all other Loan Documents provided for in this Amendment to which the Company is a party, certified by the Secretary of the Board of Directors of the Company as being in full force and effect and duly adopted as of the date hereof.

(vi)
The Certificate of the Secretary of the Board of Directors of the Company certifying the names of the officer or officers authorized to execute this Amendment and all other Loan Documents provided for in this Amendment to which the Company is a party, together with a sample of the true signature of each such officer, dated as of the date of this Amendment.

(vii)
Resolutions of the Board of Directors of Steak n Shake Operations, Inc., an Indiana corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which Steak n Shake Operations, Inc.  is a party, certified by the Secretary of the Board of Directors of Steak n Shake Operations, Inc. as being in full force and effect and duly adopted as of the date hereof.

(viii)
The Certificate of the Secretary of the Board of Directors of Steak n Shake Operations, Inc. certifying the names of the officer or officers authorized to execute its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which Steak n Shake Operations, Inc. is a party, together with a sample of the true signature of each such officer, dated as of the date of this Amendment.

(ix)
Resolutions of the Board of Directors of Steak n Shake Enterprises, Inc., an Indiana corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which Steak n Shake Enterprises, Inc. is a party, certified by the Secretary of the Board of Directors of Steak n Shake Enterprises, Inc. as being in full force and effect and duly adopted as of the date hereof.

(x)
The Certificate of the Secretary of the Board of Directors of Steak n Shake Enterprises, Inc. certifying the names of the officer or officers authorized to execute its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which Steak n Shake Enterprises, Inc. is a party, together with a sample of the true signature of each such officer, dated as of the date of this Amendment.

(xi)
Resolutions of the Board of Directors of SnS Investment Company, an Indiana corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which SnS Investment Company is a party, certified by the Secretary of the Board of Directors of SnS Investment Company as being in full force and effect and duly adopted as of the date hereof.

(xii)
The Certificate of the Secretary of the Board of Directors of SnS Investment Company certifying the names of the officer or officers authorized to execute its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which SnS Investment Company is a party, together with a sample of the true signature of each such officer, dated as of the date of this Amendment.

6.           PRIOR AGREEMENTS.  The Agreement, as amended by this Amendment, supersedes all previous agreements and commitments made or issued by the Bank with respect to the Loans and all other subjects of this Amendment, including, without limitation, any oral or written proposals which may have been made or issued by the Bank.

7.           EFFECT OF AMENDMENT.  The provisions contained herein shall serve to supplement and amend the provisions of the Agreement.  To the extent that the terms of this Amendment conflict with the terms of the Agreement, the provisions of this Amendment shall control in all respects.

8.           REAFFIRMATION.  Except as expressly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect as originally written and as previously amended.

9.           COUNTERPARTS.   This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which when taken together shall be one and the same agreement.

IN WITNESS WHEREOF, the Company and the Bank have executed and delivered in Indiana this Eleventh Amendment Credit Agreement by their respective duly authorized officers as of July 8, 2009.

THE STEAK N SHAKE COMPANY, an Indiana corporation

By:	/s/ Sardar Biglari
Sardar Biglari, CEO and Chairman

FIFTH THIRD BANK, a Michigan banking corporation, formerly known as Fifth Third Bank (Central Indiana), and Fifth Third Bank, Indiana (Central)

By:	/s/ William J. Krummen____
William J. Krummen, Vice President